SEMIANNUAL REPORT  APRIL 30, 2000

Prudential
Equity Income Fund

Fund Type Stock
Objective Capital appreciation and current income

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Equity Income Fund seeks both current income and capital appreciation by investing primarily in stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) or the NYSE
Composite Index. It emphasizes stocks that are considered undervalued, given their earnings, cash flow, or asset values, and looks for catalysts that will help to unlock the inherent value. There can be no assurance that the Fund will achieve its investment objectives.

Should the proposal to delete current income from the Fund's objective (see page 2 for more information) be approved, the Fund will continue to generate some income, as many value stocks still pay dividends. However, the emphasis will not be on generating as high a level of income. This could be a consideration for shareholders who relied on the Fund for regular income; we recommend that they consult with their financial advisors.

Portfolio Composition
  Sectors expressed as a percentage of
net assets as of 4/30/00
    35.0% Finance
    24.6  Industrial
    16.6  Consumer Cyclicals
    13.5  Consumer Growth & Stable
     7.1  Energy
     2.1  Utility
     0.6  Technology
     0.5  Cash & Equivalents

Ten Largest Holdings
  Expressed as a percentage of
  net assets as of 4/30/00
  6.6% Lehman Brothers Hldgs., Inc.
    Financial Services
  4.1  Equity Residential Properties Trust
    Real Estate
  4.0  Hanson PLC ADR
    Miscellaneous Industrial
  3.1  Reynolds Metals Co.
    Aluminum
  3.1  PaineWebber Group, Inc.
    Financial Services
  3.1  Crescent Real Estate Equities, Inc.
    Real Estate
  2.9  USX Corp.- U.S. Steel Corp.
    Steel
  2.7  Vornado Realty Trust
    Real Estate
  2.5  Bear Stearns Cos., Inc.
    Financial Services
  2.4  Columbia/HCA Healthcare Corp.
    Healthcare Services
www.prudential.com             (800) 225-1852

Performance at a Glance
Cumulative Total Returns1               As of 4/30/00

                         Six     One    Five      Ten     Since
                        Months   Year   Years    Years  Inception2
Class A                 2.54%  -10.31%  89.47%  259.24%   249.64%
Class B                 2.17   -10.97   82.59   232.78    297.38
Class C                 2.17   -10.97   82.59     N/A      93.76
Class Z                 2.73   -10.06    N/A      N/A      64.57
Lipper Equity Income
Fund Avg.3             -0.66    -4.04   99.67   242.18     ***
S&P 500 Index 4         7.18    10.12  208.27   458.14     ****

Average Annual Total Returns1                 As of 4/30/00
             One    Five     Ten      Since
             Year   Years   Years   Inception2
Class A    -14.80%  12.47%  13.06%    12.40%
Class B    -15.97   12.67   12.78     10.96
Class C    -12.86   12.57    N/A      12.00
Class Z    -10.06    N/A     N/A      12.71

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
1/2/87; Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Equity Income Fund category. The
Lipper average is unmanaged. Equity Income funds, by prospectus and portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities.

4 The Standard & Poor's 500 Composite Stock Price
Index (S&P 500(r) Index) is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund, and would be lower if they included the effect of operating expenses.
Investors cannot invest directly in an index.
"Standard & Poor's 500" and "S&P 500(r)" are trademarks of The McGraw-Hill Companies, Inc.

*** Lipper Since Inception returns are 240.07% for
Class A, 323.52% for Class B, 117.89% for Class C, and 63.38% for Class Z, based on all funds in each share class.

**** The S&P 500 Index Since Inception returns are
465.83% for Class A, 651.27% for Class B, 253.53%
for Class C, and 142.59% for Class Z.

(LOGO)                  June 15, 2000

Dear Shareholder,
Over the six months ended April 30, 2000, the Prudential Equity Income Fund returned 2.54%, beating the Lipper Equity Income Fund Average of -
0.66%. The return to those paying the maximum one-time Class A share sales charge was a negative
2.46%. It gained its advantage in March when U.S.
stock markets did a very sharp about-face. Value stocks, which had been trailing, shot ahead.

Although the Fund outperformed its peer group for the period, the overall Lipper category of equity income funds trailed other Lipper equity categories, as well as the unmanaged
Standard & Poor's large-cap and mid-cap benchmarks.
Lipper's Equity Income category has trailed the other multi-cap U.S. stock categories over the past three-, five-, and 10-year periods in performance, asset flows, and investor interest. We believe this is a result of the much smaller share of equity investors' total return attributable to dividends and income in recent years. Whereas 67% of publicly listed U.S.
companies issued dividends in 1978 (the peak year), by 1998, only 21% offered them.

Consequently, the Fund's Board of Trustees proposed to remove current income from the Fund's objective and refocused it as a large-cap value fund. The change in objective will be put to a shareholder vote. In addition, it approved changing the Fund's name to Prudential Value Fund effective on or about
September 14, 2000. If you have any questions regarding the proposed changes, please contact your financial advisor.

Yours sincerely,

John R. Strangfeld, President
Prudential Equity Income Fund
www.prudential.com                  (800) 225-1852

Semiannual Report  April 30, 2000

Investment Adviser's Report
At the beginning of this reporting period, less than 1% of our assets were in the technology sector, which is where market gains were narrowly concentrated for much of the six months. When leaders and laggards reversed late in the period, our performance improved markedly. The Fund had substantial weightings in financial services, real estate investment trusts (REITs), housing-related stocks, healthcare, forest products, and metals. We are likely to reduce the emphases in these sectors by adding some technology and telecommunications stocks, trimming some of our larger positions, and moving the average market capitalization of our holdings toward the large-cap range from the current mid-cap.

Financials still look good
Two of our largest holdings were investment banks--
Lehman Brothers and PaineWebber (see Comments on
Largest Holdings). We had smaller, but still significant, positions in Bear Stearns and AG
Edwards. These holdings benefited from very active stock markets over the reporting period. Moreover, they are attractive acquisition candidates. They made a modestly positive contribution to our six-month return, although slightly behind the S&P 500.

REITs were our second-largest focus (see Comments on Largest Holdings). Although this dividend-paying sector was left behind when the stock markets focused on the technology, media, and telecommunications sectors, it began to recover during our reporting period. Our REITs delivered a return of more than 12%, on average, over the period.

During the period, we added Countrywide Credit
Industries, a very efficient mortgage originator that sells most of its mortgages to Fannie Mae. It is the largest independent residential mortgage firm in the United States. We think such specialized financial firms will take market share from banks, which are less focused on specific lines of business. In mid-April, Countrywide announced it was servicing loans for 2.5 million customers.

Prudential Equity Income Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/00
6.6%  Lehman Brothers/Financial Services
A leading investment bank, it is maintaining good cost control while growing. Robust earnings gains over the past five years. Still sells for less than 10 times forward earnings estimates. Tremendous appreciation potential if it should approach the industry price/earnings multiple.

4.1%  Equity Residential/Real Estate
Largest multi-unit housing REIT in the United
States (by sales). Exclusively in apartments. The apartment sector of the market usually benefits when interest rates rise because housing becomes less affordable and potential buyers turn to renting. Consistent modest growth in cash flow and dividends.

4.0%  Hanson PLC/Miscellaneous Industrial
The world's largest producer of aggregates.
Generating large quantities of free cash, much of which is used for acquisitions that improve its profits. Should be a major beneficiary of the U.S.
Highway Bill.

3.1%  Reynolds Metals/Aluminum
The world's third largest aluminum producer, Reynolds was acquired by Alcoa on May 3 as part of the global consolidation of the industry. Reynolds returned 11% for the six months. We now hold the Alcoa stock. Peer companies have been discussing arrangements to further consolidate the industry, which should improve pricing and provide a firmer floor for prices in the next downturn. We believe these structural changes will make aluminum stocks more attractive.

3.1%  PaineWebber Group/Financial Services
In a period of financial industry consolidation, PaineWebber has a great retail franchise that makes it a very attractive acquisition candidate.
Meanwhile, it is benefiting from the active equity markets in the United States, efforts to control its costs, and Internet initiatives that should help it compete with larger competitors.

Holdings are subject to change.

www.prudential.com               (800) 225-1852

Semiannual Report  April 30, 2000

Management recently indicated the company is for sale, and we believe it is an attractive acquisition for a bank or other large financial company.

Basic needs: housing and healthcare
Our exposure to the housing industry was primarily in Hanson PLC (see Comments on Largest Holdings), but also home builders Kaufman & Broad, Centex, and Ryland Group. Housing stocks suffered from the threat of rising interest rates and the fear that the market had been saturated. On average, we had a small loss in this sector.

Our healthcare holdings began to recover from investor neglect, as they demonstrated better control of their costs and their pricing improved.
Columbia/HCA Healthcare was our largest holding in this sector. Its stock had fallen due to the overhang of a government investigation and expected penalties, but it recovered 19% over our reporting period. Our healthcare stocks, which include Tenet
Healthcare and Humana, returned 16% for the half-year.

Industrials mixed
Industrials made up about a quarter of our assets on April 30, down from a third as we entered the period. We thought they were underpriced as a group and would benefit when it became apparent that the global economy was growing soundly. Moreover, many basic materials industries have been undergoing a global consolidation that is likely to bring supply and demand into a more attractive balance. Paper companies had a large upward move before our period began, and had more modest gains over this reporting period. We expect to diversify our paper holdings further. We still see room for improved pricing in this industry, as capacity additions are modest and consolidation continued at a fast pace in the last few months.

We focused our aluminum exposure in Reynolds
Metals, which was taken over at an attractive price by Alcoa in exchange for stock (see Comments on Largest Holdings). We had a more substantial gain in Stillwater Mining (platinum and palladium), while our steel exposure had a negative impact on our return.

Prudential Equity Income Fund

Semiannual Report  April 30, 2000

We expected our energy holdings to benefit from the improvement in oil and gas pricing due to tightening supply and demand, and they did. Strong performances were turned in by Noble Affiliates, Pioneer Natural Resources, and Anadarko Petroleum.
Electric utilities with ample generating capacity should also benefit from the tighter North American natural gas market. For example, new acquisition
PECO Energy has 44% of its capacity based in nuclear energy. It should profit from selling spot electricity at high prices in the summer when gas supplies to other utilities will be tight.

We were hurt by our holdings in McDermott
International, a diversified company with a major oil service business. A lawsuit pushed one of its subsidiaries to file for bankruptcy protection, and McDermott's shares fell sharply. We think investors overestimated the threat to the parent company.

Looking Ahead
In recent years, a value style that focused on a few traditional measures of value was at a disadvantage. We are now using a greater number of ways to measure investment value, in part to permit us to construct a more diverse portfolio. Our goal is to reduce the deviations in performance from our benchmarks and from our competition while outperforming them over the long term. We look for troubled stocks, not troubled companies. We will focus not only on quantitative measures of value, but on indications that a firm's management has the willingness and ability to close the market's misperception of the stock's true value.

The current uncertainty over how high interest rates will go can restrain the recovery of value stocks, particularly in the economically sensitive industrial sector. We expect this uncertainty to be resolved by election time. We think the U.S. economy will have a "soft landing"--a slowing of economic growth to a sustainable rate, without stifling growth altogether. Since economically sensitive stocks are priced as if a recession were in order, continuing growth should make them very attractive to investors.

Prudential Equity Income Fund Management Team

Prudential Equity Income Fund

    Financial
      Statements

       Prudential Equity Income Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.4%
Common Stocks  95.7%
-------------------------------------------------------------------------------------
Airlines  1.6%
     689,400   AMR Corp.(a)                                         $     23,482,687
-------------------------------------------------------------------------------------
Aluminum  3.9%
     172,200   Alcoa Inc.(b)                                              11,171,475
     683,584   Reynolds Metals Co.                                        45,458,336
                                                                    ----------------
                                                                          56,629,811
-------------------------------------------------------------------------------------
Apparel  0.8%
     659,400   Kellwood Co.                                               11,292,225
-------------------------------------------------------------------------------------
Automobiles & Trucks  3.2%
      97,800   Borg-Warner Automotive, Inc.                                4,089,263
     206,800   Dana Corp.                                                  6,281,550
     272,400   Ford Motor Co.                                             14,896,875
     223,100   General Motors Corp.                                       20,887,737
                                                                    ----------------
                                                                          46,155,425
-------------------------------------------------------------------------------------
Building & Construction  3.1%
     554,500   Centex Corp.                                               13,377,313
     888,600   Kaufman & Broad Home Corp.                                 17,105,550
     694,900   Ryland Group, Inc.                                         13,984,862
                                                                    ----------------
                                                                          44,467,725
-------------------------------------------------------------------------------------
Business Services  1.4%
     582,710   Sabre Group Holdings, Inc.                                 20,358,431
-------------------------------------------------------------------------------------
Chemicals  3.0%
     167,100   Dow Chemical Co.(b)                                        18,882,300
     466,900   Lyondell Chemical Co.(b)                                    8,579,288
     812,728   Millennium Chemicals, Inc.                                 16,203,764
                                                                    ----------------
                                                                          43,665,352
-------------------------------------------------------------------------------------
Containers & Packaging  0.7%
     670,400   Crown Cork & Seal Co., Inc.                                10,894,000

    8                                      See Notes to Financial Statements

       Prudential Equity Income Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Diversfied Consumer Products  3.4%
     610,900   Eastman Kodak Co.                                    $     34,172,219
     705,400   R.R. Donnelley & Sons, Co.                                 14,989,750
                                                                    ----------------
                                                                          49,161,969
-------------------------------------------------------------------------------------
Diversified Operations  0.7%
     785,500   Tomkins PLC, ADR (United Kingdom)(b)                        9,573,281
-------------------------------------------------------------------------------------
Electrical Equipment  0.6%
     691,900   Esterline Technologies Corp.(a)                             8,475,775
-------------------------------------------------------------------------------------
Energy Systems  1.5%
   2,706,500   McDermott International, Inc.                              21,990,313
-------------------------------------------------------------------------------------
Financial Services  18.9%
     759,600   Associates First Capital Corp.                             16,853,625
     847,727   Bear Stearns Cos., Inc.                                    36,346,295
     360,800   Comerica, Inc.                                             15,288,900
     326,200   Countrywide Credit Industries, Inc.                         9,011,275
     599,000   Edwards (A.G.), Inc.                                       22,537,375
   1,434,300   Hanvit Bank, GDR (South Korea)(a)(b)                        4,159,470
   1,178,100   Lehman Brothers Holdings, Inc.                             96,677,831
   1,031,200   PaineWebber Group, Inc.                                    45,243,900
     302,200   PNC Bank Corp.                                             13,183,475
     651,600   Washington Mutual, Inc.                                    16,656,525
                                                                    ----------------
                                                                         275,958,671
-------------------------------------------------------------------------------------
Forest & Paper  2.7%
     706,900   Georgia-Pacific Corp.(b)                                   25,978,575
   1,045,500   Louisiana-Pacific Corp.                                    13,983,562
                                                                    ----------------
                                                                          39,962,137
-------------------------------------------------------------------------------------
Funeral Services  0.4%
   1,039,000   Service Corp. International                                 5,324,875
-------------------------------------------------------------------------------------
Health Care Services  6.9%
     265,700   Aetna, Inc.                                                15,377,387
   1,218,500   Columbia/HCA Healthcare Corp.                              34,651,094

    See Notes to Financial Statements                                      9

       Prudential Equity Income Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   2,521,100   Humana, Inc.(a)                                      $     19,380,956
          90   Lifepoint Hospitals, Inc.(a)                                    1,541
   1,201,000   Tenet Healthcare Corp.(a)                                  30,625,500
                                                                    ----------------
                                                                         100,036,478
-------------------------------------------------------------------------------------
Insurance  3.1%
     495,700   Allstate Corp.                                             11,710,913
     746,600   Ohio Casualty Corp.                                        12,412,225
     665,000   SAFECO Corp.                                               14,713,125
     338,400   Selective Insurance Group, Inc.                             6,408,450
                                                                    ----------------
                                                                          45,244,713
-------------------------------------------------------------------------------------
Machinery  1.4%
     244,100   Cascade Corp.                                               2,517,281
     157,200   Graco, Inc.                                                 5,325,150
     143,800   Regal-Beloit Corp.                                          2,597,388
     580,100   United Dominion Industries, Ltd. (Canada)                  10,115,494
                                                                    ----------------
                                                                          20,555,313
-------------------------------------------------------------------------------------
Machinery & Equipment  0.5%
     163,000   Ingersoll-Rand Co.                                          7,650,813
-------------------------------------------------------------------------------------
Metals  0.7%
     376,600   Stillwater Mining Co.(a)                                   10,544,800
-------------------------------------------------------------------------------------
Miscellaneous Industrial  4.0%
   1,608,700   Hanson PLC, ADR (United Kingdom)                           58,818,094
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  5.6%
     199,700   Anadarko Petroleum Corp.                                    8,674,469
     677,500   Noble Affiliates, Inc.                                     24,432,344
     948,700   Occidental Petroleum Corp.                                 20,337,756
   2,365,527   Pioneer Natural Resources Co.                              24,394,497
     192,200   USX - Marathon Group                                        4,480,662
                                                                    ----------------
                                                                          82,319,728

    10                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Packaged Foods  3.2%
   2,359,920   Nabisco Group Holding Corp.                          $     30,383,970
   1,276,600   Longview Fibre Co.                                         16,276,650
                                                                    ----------------
                                                                          46,660,620
-------------------------------------------------------------------------------------
Real Estate Investment Trust  12.8%
   2,629,800   Crescent Real Estate Equities, Inc.                        45,035,325
   1,095,300   Crown American Realty Trust                                 6,092,606
     530,726   Equity Office Properties Trust                             14,429,113
   1,300,800   Equity Residential Properties Trust                        59,186,400
     343,400   Gables Residential Trust                                    8,241,600
     503,100   Glimcher Realty Trust                                       6,917,625
     286,900   Manufactured Home Communities, Inc.                         7,172,500
   1,133,900   Vornado Realty Trust                                       39,119,550
                                                                    ----------------
                                                                         186,194,719
-------------------------------------------------------------------------------------
Retail  0.3%
   1,654,500   Heilig-Meyers Co.                                           5,066,906
-------------------------------------------------------------------------------------
Steel  3.9%
     645,100   AK Steel Holding Corp.                                      7,136,419
   1,138,500   Bethlehem Steel Corp.                                       6,119,437
     251,500   Rouge Industries, Inc.                                      1,430,406
   1,661,100   USX Corp.-U.S. Steel Group                                 41,631,319
                                                                    ----------------
                                                                          56,317,581
-------------------------------------------------------------------------------------
Tobacco  2.4%
     887,000   Philip Morris Companies, Inc.                              19,403,125
     786,640   R.J. Reynolds Tobacco Holdings, Inc.                       16,322,780
                                                                    ----------------
                                                                          35,725,905
-------------------------------------------------------------------------------------
Tools  1.1%
     591,700   Snap-On, Inc.                                              15,643,069
-------------------------------------------------------------------------------------
Trucking & Shipping  0.7%
     560,300   Yellow Corp.(a)                                            10,680,719
-------------------------------------------------------------------------------------
Utilities  2.1%
     785,900   Nisource, Inc.                                             14,539,150

    See Notes to Financial Statements                                     11

       Prudential Equity Income Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     382,800   PECO Energy Co.                                      $     15,957,975
                                                                    ----------------
                                                                          30,497,125
-------------------------------------------------------------------------------------
Wood Processing  1.1%
     356,300   Rayonier, Inc.                                             16,723,831
                                                                    ----------------
               Total common stocks (cost $1,329,993,526)               1,396,073,091
                                                                    ----------------
-------------------------------------------------------------------------------------
PREFERRED STOCKS  3.0%
-------------------------------------------------------------------------------------
Mining
      33,100   Hecla Mining Co., Conv. 7.00%, Ser. B                         769,575
-------------------------------------------------------------------------------------
Retail  1.6%
     585,500   K-Mart Financing I, Trust, Conv. 7.75%                     23,420,000
-------------------------------------------------------------------------------------
Steel  0.7%
     242,400   Bethlehem Steel Corp., Conv. $3.50                          5,575,200
     114,400   USX-Capital Trust I, Conv., 6.75%                           4,247,100
                                                                    ----------------
                                                                           9,822,300
-------------------------------------------------------------------------------------
Transportation-Road & Rail  0.7%
     232,400   Union Pacific Capital Trust                                 9,877,000
                                                                    ----------------
               Total preferred stocks (cost $66,020,952)                  43,888,875
                                                                    ----------------

CONVERTIBLE BONDS  0.7%
              Principal
Moody's       Amount
Rating        (000)            Description
-------------------------------------------------------------------------------------------
Real Estate Investment Trust  0.2%
                               Malan Realty Investors, Inc.,
B3             $   3,650       Conv. 9.50%, 7/15/04, Sub. Deb.              3,216,563
-------------------------------------------------------------------------------------
Retail  0.5%
                               Charming Shoppes Inc.
B2                 7,655       7.50%, 7/15/06                               7,731,550
                                                                      ---------------
                               Total convertible bonds
                                (cost $11,418,724)                         10,948,113
                                                                      ---------------
                               Total long-term investments
                                (cost $1,407,433,202)                   1,450,910,079
                                                                      ---------------

    12                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Portfolio of Investments as of April 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.2%
-------------------------------------------------------------------------------------
Commercial Paper  3.0%
              Bombardier Capital, Inc.
$     5,000   7.00%, 5/1/00(c)                                      $      4,997,083
              GPU Capital, Inc.
      1,000   6.25%, 5/15/00(c)                                              996,885
     12,000   6.22%, 5/10/00(c)                                           11,976,856
              Sprint Capital Corp.
     14,000   6.25%, 5/10/00(c)                                           13,972,926
              TRW, Inc.
     12,000   6.24%, 5/19/00(c)                                           11,958,063
                                                                    ----------------
              Total commercial paper (cost $43,901,813)                   43,901,813
                                                                    ----------------
-------------------------------------------------------------------------------------
Time Deposit  0.1%
      1,238   State Street Bank(c)
               5.875%, 5/1/00 (cost $1,238,000)                            1,238,000
-------------------------------------------------------------------------------------
Repurchase Agreement  0.1%
              Joint Repurchase Agreement Account,
               5.71%, 5/1/00
               (cost $1,335,000; Note 5)                                   1,335,000
      1,335
                                                                    ----------------
              Total Investments  102.6%
               (cost $1,453,908,015; Note 4)                           1,497,384,892
              Liabilities in excess of other assets  (2.6%)              (38,392,363)
                                                                    ----------------
              Net Assets  100%                                      $  1,458,992,529
                                                                    ----------------
                                                                    ----------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
PLC--Public Limited Company.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
    See Notes to Financial Statements                                     13

       Prudential Equity Income Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  April 30, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,453,908,015)                       $1,497,384,892
Cash                                                                     475,527
Receivable for investments sold                                        7,277,645
Dividends and interest receivable                                      4,347,082
Receivable for securities lending                                      1,454,743
Receivable for Fund shares sold                                          699,581
Prepaid expenses                                                          27,007
                                                                  --------------
      Total assets                                                 1,511,666,477
                                                                  --------------
LIABILITIES
Payable to broker for collateral for securities on loan               44,874,500
Payable for Fund shares reacquired                                     4,344,849
Accrued expenses                                                       1,604,586
Distribution fee payable                                                 762,375
Management fee payable                                                   637,222
Securities lending rebate payable                                        247,168
Foreign withholding tax payable                                          203,248
                                                                  --------------
      Total liabilities                                               52,673,948
                                                                  --------------
NET ASSETS                                                        $1,458,992,529
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $      901,696
   Paid-in capital in excess of par                                1,301,397,863
                                                                  --------------
                                                                   1,302,299,559
   Undistributed net investment income                                 2,164,778
   Accumulated net realized gains                                    111,051,315
   Net unrealized appreciation on investments                         43,476,877
                                                                  --------------
Net assets, April 30, 2000                                        $1,458,992,529
                                                                  --------------
                                                                  --------------

    14                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  April 30, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($535,090,404 / 33,003,000 shares of beneficial interest
      issued and outstanding)                                             $16.21
   Maximum sales charge (5% of offering price)                               .85
                                                                  --------------
   Maximum offering price to public                                       $17.06
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($756,586,394 / 46,849,611 shares of beneficial
      interest issued and outstanding)                                    $16.15
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($25,969,136 / 1,608,147 shares of beneficial interest
      issued and outstanding)                                             $16.15
   Sales charge (1% of offering price)                                       .16
                                                                  --------------
   Offering price to public                                               $16.31
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($141,346,595 / 8,708,843 shares of beneficial
      interest issued and outstanding)                                    $16.23
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     15

       Prudential Equity Income Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $280,250)          $  25,665,088
   Interest                                                                694,982
   Income from securities loaned, net                                      216,919
                                                                    --------------
      Total income                                                      26,576,989
                                                                    --------------
Expenses
   Management fee                                                        4,145,839
   Distribution fee--Class A                                               709,088
   Distribution fee--Class B                                             4,308,353
   Distribution fee--Class C                                               145,845
   Transfer agent's fees and expenses                                    2,473,000
   Reports to shareholders                                                 219,000
   Custodian's fees and expenses                                            92,000
   Registration fees                                                        65,000
   Trustees' fees and expenses                                              18,000
   Legal fees and expenses                                                  17,000
   Insurance                                                                17,000
   Audit fee and expenses                                                   12,000
   Miscellaneous                                                            13,298
                                                                    --------------
      Total expenses                                                    12,235,423
                                                                    --------------
Net investment income                                                   14,341,566
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCIES
Net realized gain (loss) on:
   Investment transactions                                             112,921,496
                                                                    --------------
Net change in unrealized appreciation (depreciation) of:
   Investments                                                         (96,530,270)
   Foreign currencies                                                          875
                                                                    --------------
                                                                       (96,529,395)
                                                                    --------------
Net gain on investments and foreign currencies                          16,392,101
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  30,733,667
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Equity Income Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months
                                                     Ended            Year Ended
                                                 April 30, 2000    October 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   14,341,566     $   26,176,349
   Net realized gain on investments and
      foreign currency transactions                 112,921,496        216,506,120
   Net change in unrealized depreciation of
      investments and foreign currencies            (96,529,395)      (142,075,336)
                                                 --------------    ----------------
   Net increase in net assets resulting from
      operations                                     30,733,667        100,607,133
                                                 --------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                        (5,379,068)       (11,212,454)
      Class B                                        (5,136,142)       (11,757,902)
      Class C                                          (173,166)          (360,445)
      Class Z                                        (1,488,412)        (2,845,548)
                                                 --------------    ----------------
                                                    (12,176,788)       (26,176,349)
                                                 --------------    ----------------
   Dividends in excess of net investment
      income
      Class A                                                --         (1,032,878)
      Class B                                                --         (1,796,239)
      Class C                                                --            (55,705)
      Class Z                                                --           (189,062)
                                                 --------------    ----------------
                                                             --         (3,073,884)
                                                 --------------    ----------------
   Distributions from net realized gains
      Class A                                       (72,440,679)       (36,735,180)
      Class B                                      (117,327,735)       (73,406,073)
      Class C                                        (3,915,411)        (2,177,750)
      Class Z                                       (16,674,813)        (7,944,744)
                                                 --------------    ----------------
                                                   (210,358,638)      (120,263,747)
                                                 --------------    ----------------

    18                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Statement of Changes in Net Assets (Unaudited) Cont'd.

                                                   Six Months
                                                     Ended            Year Ended
                                                 April 30, 2000    October 31, 1999
-----------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Proceeds from shares sold                     $  217,611,296     $  495,723,387
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 207,678,075        138,241,458
   Cost of shares reacquired                       (570,523,385)      (908,444,366)
                                                 --------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                 (145,234,014)      (274,479,521)
                                                 --------------    ----------------
Total decrease                                     (337,035,773)      (323,386,368)
NET ASSETS
Beginning of period                               1,796,028,302      2,119,414,670
                                                 --------------    ----------------
End of period(a)                                 $1,458,992,529     $1,796,028,302
                                                 --------------    ----------------
                                                 --------------    ----------------
(a) Includes undistributed net investment
    income of                                    $    2,164,778     $           --
                                                 --------------    ----------------

    See Notes to Financial Statements                                     19

       Prudential Equity Income Fund
             Notes to Financial Statements (Unaudited)

      Prudential Equity Income Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    20

       Prudential Equity Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.
                                                                          21

       Prudential Equity Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the six months ended April 30, 2000, PSI has been compensated approximately $58,898 for these services.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and
    22

       Prudential Equity Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.

C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the six months ended April 30, 2000, respectively.

      PIMS has advised the Fund that it has received approximately $119,700 and $8,200 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2000, it received approximately $1,154,700 and $5,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 2000, the Fund incurred fees of approximately $2,069,000 for the services of PMFS. As of April 30, 2000, approximately $353,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended April 30, 2000, PSI, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $72,300 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 were $388,483,624 and $738,226,111, respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2000 was $1,454,210,250 and, accordingly, net unrealized appreciation for federal income tax purposes was $43,174,642 (gross unrealized appreciation--$285,406,645; gross unrealized depreciation--$242,232,003).

      As of April 30, 2000, the Fund had securities on loan with an aggregate market value of $42,668,495. The Fund received $44,874,500 in cash as collateral for
                                                                          23

       Prudential Equity Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.

securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 2000, the Fund had a .2% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $1,335,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      ABN AMRO, Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $163,200,995.

      Bear, Stearns & Co. Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $166,727,544.

      Credit Suisse First Boston Corp., 5.75%, in the principal amount of $160,000,000, repurchase price $160,076,667, due 5/1/00. The value of the collateral including accrued interest was $165,506,481.

      Morgan (J.P.) Securities Inc., 5.72%, in the principal amount of $210,000,000, repurchase price $210,100,100, due 5/1/00. The value of the collateral including accrued interest was $214,200,036.

      Salomon Smith Barney, Inc., 5.65%, in the principal amount of $162,577,000, repurchase price $162,653,547, due 5/1/00. The value of the collateral including accrued interest was $165,893,849.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not
    24

       Prudential Equity Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.

subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2000:
Shares sold                                                   8,565,255    $ 138,117,392
Shares issued in reinvestment of dividends and
  distributions                                               4,484,388       71,939,128
Shares reacquired                                           (15,976,936)    (257,400,002)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (2,927,293)     (47,343,482)
Shares issued upon conversion from Class B                    1,739,253       26,911,979
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,188,040)   $ (20,431,503)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                  16,694,821    $ 317,280,599
Shares issued in reinvestment of dividends and
  distributions                                               2,467,403       44,364,034
Shares reacquired                                           (22,063,847)    (415,812,468)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (2,901,623)     (54,167,835)
Shares issued upon conversion from Class B                    2,822,586       53,289,360
                                                            -----------    -------------
Net decrease in shares outstanding                              (79,037)   $    (878,475)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                   2,124,720    $  34,306,578
Shares issued in reinvestment of dividends and
  distributions                                               7,102,787      113,650,862
Shares reacquired                                           (16,366,675)    (261,062,730)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (7,139,168)    (113,105,290)
Shares reacquired upon conversion into Class A               (1,744,855)     (26,911,979)
                                                            -----------    -------------
Net decrease in shares outstanding                           (8,884,023)   $(140,017,269)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                   5,716,752    $ 108,733,754
Shares issued in reinvestment of dividends and
  distributions                                               4,509,403       80,447,105
Shares reacquired                                           (21,658,431)    (404,250,026)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion        (11,432,276)    (215,069,167)
Shares reacquired upon conversion into Class A               (2,833,175)     (53,289,360)
                                                            -----------    -------------
Net decrease in shares outstanding                          (14,265,451)   $(268,358,527)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential Equity Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2000:
Shares sold                                                     296,665    $   4,848,599
Shares issued in reinvestment of dividends and
  distributions                                                 248,043        3,968,908
Shares reacquired                                              (802,133)     (12,876,495)
                                                            -----------    -------------
Net decrease in shares outstanding                             (257,425)   $  (4,058,988)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                     736,586    $  14,065,037
Shares issued in reinvestment of dividends and
  distributions                                                 139,408        2,487,645
Shares reacquired                                            (1,055,951)     (19,790,850)
                                                            -----------    -------------
Net decrease in shares outstanding                             (179,957)   $  (3,238,168)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                   2,503,644    $  40,338,727
Shares issued in reinvestment of dividends and
  distributions                                               1,128,732       18,119,177
Shares reacquired                                            (2,452,355)     (39,184,158)
                                                            -----------    -------------
Net increase in shares outstanding                            1,180,021    $  19,273,746
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                   2,860,602    $  55,643,997
Shares issued in reinvestment of dividends and
  distributions                                                 607,453       10,942,674
Shares reacquired                                            (3,605,044)     (68,591,022)
                                                            -----------    -------------
Net decrease in shares outstanding                             (136,989)   $  (2,004,351)
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Dividends
On June 27, 2000 the Board of Trustees of the Fund declared the following dividends per share, payable on June 30, 2000 to shareholders of record on June 29, 2000.

                                                           Class      Class B      Class
                                                             A         and C         Z
                                                         ---------   ---------   ---------
Ordinary Income                                            $ .09       $ .06       $ .10

Note 8. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the six months ended April 30, 2000. The average daily balance the Fund had outstanding during the period was approximately $6,027,786 at a weighted average interest rate of approximately 6.21%.
    26

       Prudential Equity Income Fund
       Financial
             Highlights
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Equity Income Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.12
                                                                  ----------------
Income from investment operations
Net investment income                                                      .19
Net realized and unrealized gain (loss) on investment
   transactions                                                            .24
                                                                  ----------------
   Total from investment operations                                        .43
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.16)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (2.18)
                                                                  ----------------
   Total distributions                                                   (2.34)
                                                                  ----------------
Net asset value, end of period                                        $  16.21
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $535,090
Average net assets (000)                                              $570,387
Ratios to average net assets:
   Expenses, including distribution fees                                  1.14%(b)
   Expenses, excluding distribution fees                                   .89%(b)
   Net investment income                                                  2.20%(b)
Portfolio turnover rate                                                     24%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
    $  18.63             $  21.00             $  15.43             $  14.40             $  14.03
----------------     ----------------     ----------------     ----------------     ----------------
         .33                  .45                  .45                  .47                  .48
         .58                 (.49)                6.29                 1.75                  .95
----------------     ----------------     ----------------     ----------------     ----------------
         .91                 (.04)                6.74                 2.22                 1.43
----------------     ----------------     ----------------     ----------------     ----------------
        (.33)                (.44)                (.43)                (.49)                (.54)
        (.03)                  --                   --                   --                   --
       (1.06)               (1.89)                (.74)                (.70)                (.52)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.42)               (2.33)               (1.17)               (1.19)               (1.06)
----------------     ----------------     ----------------     ----------------     ----------------
    $  18.12             $  18.63             $  21.00             $  15.43             $  14.40
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        5.03%                (.65)%              45.68%               15.97%               11.15%
    $619,469             $638,547             $570,146             $341,717             $276,990
    $653,798             $655,776             $454,892             $310,335             $236,688
        1.02%                 .91%                 .94%                 .98%                1.03%
         .77%                 .66%                 .69%                 .73%                 .78%
        1.71%                2.19%                2.32%                3.26%                3.36%
          17%                  22%                  36%                  36%                  74%

    See Notes to Financial Statements                                     29

       Prudential Equity Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.06
                                                                  ----------------
Income from investment operations
Net investment income                                                      .13
Net realized and unrealized gain (loss) on investment
transactions                                                               .24
                                                                  ----------------
   Total from investment operations                                        .37
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.10)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (2.18)
                                                                  ----------------
   Total distributions                                                   (2.28)
                                                                  ----------------
Net asset value, end of year                                          $  16.15
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          2.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $756,586
Average net assets (000)                                              $866,405
Ratios to average net assets:
   Expenses, including distribution fees                                  1.89%(b)
   Expenses, excluding distribution fees                                   .89%(b)
   Net investment income                                                  1.45%(b)
Portfolio turnover rate                                                     24%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
   $    18.57           $    20.93           $    15.39            $  14.36             $  14.00
----------------     ----------------     ----------------     ----------------     ----------------
          .19                  .29                  .29                 .39                  .37
          .58                 (.48)                6.29                1.71                  .95
----------------     ----------------     ----------------     ----------------     ----------------
          .77                 (.19)                6.58                2.10                 1.32
----------------     ----------------     ----------------     ----------------     ----------------
         (.19)                (.28)                (.30)               (.37)                (.44)
         (.03)                  --                   --                  --                   --
        (1.06)               (1.89)                (.74)               (.70)                (.52)
----------------     ----------------     ----------------     ----------------     ----------------
        (1.28)               (2.17)               (1.04)              (1.07)                (.96)
----------------     ----------------     ----------------     ----------------     ----------------
   $    18.06           $    18.57           $    20.93            $  15.39             $  14.36
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
         4.25%               (1.35)%              44.60%              15.12%               10.29%
   $1,006,346           $1,299,962           $1,250,216            $929,948             $906,793
   $1,200,663           $1,391,826           $1,072,118            $951,220             $911,856
         1.77%                1.66%                1.69%               1.73%                1.78%
          .77%                 .66%                 .69%                .73%                 .78%
          .98%                1.44%                1.60%               2.51%                2.66%
           17%                  22%                  36%                 36%                  74%

    See Notes to Financial Statements                                     31

       Prudential Equity Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.06
                                                                      --------
Income from investment operations
Net investment income                                                      .12
Net realized and unrealized gain (loss) on investment
transactions                                                               .25
                                                                      --------
  Total from investment operations                                         .37
                                                                      --------
Less distributions
Dividends from net investment income                                      (.10)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (2.18)
                                                                      --------
      Total distributions                                                (2.28)
                                                                      --------
Net asset value, end of period                                        $  16.15
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                          2.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 25,969
Average net assets (000)                                              $ 29,329
Ratios to average net assets:
   Expenses, including distribution fees                                  1.89%(b)
   Expenses, excluding distribution fees                                   .89%(b)
   Net investment income                                                  1.45%(b)
Portfolio turnover rate                                                     24%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Annualized.
    32                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
    $  18.57             $  20.93             $  15.39              $14.36               $14.00
    --------             --------             --------             -------              -------
         .19                  .30                  .37                 .38                  .40
         .58                 (.49)                6.21                1.72                  .92
    --------             --------             --------             -------              -------
         .77                 (.19)                6.58                2.10                 1.32
    --------             --------             --------             -------              -------
        (.19)                (.28)                (.30)               (.37)                (.44)
        (.03)                  --                   --                  --                   --
       (1.06)               (1.89)                (.74)               (.70)                (.52)
    --------             --------             --------             -------              -------
       (1.28)               (2.17)               (1.04)              (1.07)                (.96)
    --------             --------             --------             -------              -------
    $  18.06             $  18.57             $  20.93              $15.39               $14.36
    --------             --------             --------             -------              -------
    --------             --------             --------             -------              -------
        4.25%               (1.35)%              44.60%              15.12%               10.29%
    $ 33,685             $ 37,988             $ 17,911              $8,511               $4,586
    $ 36,981             $ 31,345             $ 11,432              $6,730               $3,132
        1.77%                1.66%                1.69%               1.73%                1.78%
         .77%                 .66%                 .69%                .73%                 .78%
         .98%                1.47%                1.53%               2.51%                2.57%
          17%                  22%                  36%                 36%                  74%

    See Notes to Financial Statements                                     33

       Prudential Equity Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.13
                                                                  ----------------
Income from investment operations
Net investment income                                                      .20
Net realized and unrealized gain (loss) on investment
transactions                                                               .26
                                                                  ----------------
   Total from investment operations                                        .46
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.18)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (2.18)
                                                                  ----------------
      Total distributions                                                (2.36)
                                                                  ----------------
Net asset value, end of period                                        $  16.23
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          2.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $141,347
Average net assets (000)                                              $136,597
Ratios to average net assets:
   Expenses, including distribution fees                                   .89%(b)
   Expenses, excluding distribution fees                                   .89%(b)
   Net investment income                                                  2.45%(b)
Portfolio turnover rate                                                     24%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    34                                     See Notes to Financial Statements

       Prudential Equity Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class Z
----------------------------------------------------------------------------------------
                  Year Ended October 31,                        March 1, 1996(c)
----------------------------------------------------------           Through
      1999                 1998                 1997             October 31,1996
----------------------------------------------------------------------------------------
    $  18.64             $  21.00             $  15.42              $   15.13
----------------     ----------------     ----------------         ----------
         .38                  .52                  .36                    .38
         .58                 (.51)                6.43                    .30
----------------     ----------------     ----------------         ----------
         .96                  .01                 6.79                    .68
----------------     ----------------     ----------------         ----------
        (.38)                (.48)                (.47)                  (.39)
        (.03)                  --                   --                     --
       (1.06)               (1.89)                (.74)                    --
----------------     ----------------     ----------------         ----------
       (1.47)               (2.37)               (1.21)                  (.39)
----------------     ----------------     ----------------         ----------
    $  18.13             $  18.64             $  21.00              $   15.42
----------------     ----------------     ----------------         ----------
----------------     ----------------     ----------------         ----------
        5.28%                (.40)%              46.12%                  4.55%
    $136,529             $142,918             $ 74,956              $  44,509
    $144,747             $103,474             $ 57,369              $  24,641
         .77%                 .66%                 .69%                   .73%(b)
         .77%                 .66%                 .69%                   .73%(b)
        1.97%                2.49%                2.58%                  3.51%(b)
          17%                  22%                  36%                    36%

    See Notes to Financial Statements                                     35

Prudential Equity Income Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com          (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ   CUSIP
       Class A  PBEAX  743916207
       Class B  PBQIX  743916108
       Class C  PEICX  743916306
       Class Z  PEIZX  743916405

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

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(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF131E2  743916207  743916108  743916306  743916405

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